EXHIBIT 32.2

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the annual report of Ames True Temper, Inc. (the
"Company") on Form 10-K for the fiscal year ended September 25, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, Judy Schuchart, the Vice President Finance and Chief Financial Officer of the
Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

               (i)  The Report fully complies with the requirements of Section
                    13(a) or 15(d), as applicable, of the Securities Exchange
                    Act of 1934; and

               (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 23, 2004

                  /s/ Judy Schuchart
                  -------------------------------------
                  Judy Schuchart
                  Vice President Finance and Chief Financial Officer
                  (Principal Accounting Officer and
                  Principal Financial Officer)